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                                                                    EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 13, 1998, except for Note 12 as to which the date is October 28, 1998, in the Registration Statement (Form S-4) and related Joint Proxy Statement/Prospectus of Eclipsys Corporation for the registration of its common stock.

                                          /s/ ERNST & YOUNG LLP
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Walnut Creek, California
December 1, 1998